SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 19, 2003

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5.   Other Events and Regulation FD Disclosure.

On March 19, 2003, inTEST Corporation, a Delaware corporation, announced its financial results for the quarter and year ended December 31, 2002. A copy of inTEST's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Also, on March 19, 2003, inTEST announced the commencement of a supply agreement with Credence Systems Corporation. A copy of inTEST's press release announcing this agreement is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1  Press Release dated March 19, 2003 regarding quarter and year ended December 31, 2002 results
99.2  Press Release dated March 19, 2003 regarding agreement with Credence Systems Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   March 19, 2003

EXHIBIT INDEX

99.1   Press Release dated March 19, 2003 regarding quarter and year ended December 31, 2002

99.2   Press Release dated March 19, 2003 regarding agreement with Credence Systems Corporation